UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2023

Comcast Corporation

(Exact Name of Registrant

as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2023, Thomas J. Baltimore, Jr. was appointed as a director of Comcast Corporation (the “Company”), effective immediately. The Company’s Board of Directors has determined that Mr. Baltimore is independent in accordance with applicable Nasdaq rules and the Company’s corporate governance guidelines. He has not yet been appointed to serve as a member of any Board committee.

Mr. Baltimore is the Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc., a lodging and real estate investment trust. He was the President, Chief Executive Officer and a member of the board of trustees of RLJ Lodging Trust from 2011 to 2016 and Co-Founder and President of RLJ Development, LLC from 2000-2011. Prior to that, he held various management positions at Hilton Hotels Corporation, Marriott Corporation and Host Marriott Services Corporation. Mr. Baltimore has served as a director of American Express Company since January 2021 and was a director of Prudential Financial, Inc. until March 14, 2023 after almost 15 years of service. He also serves on the boards of the University of Virginia Investment Management Company, The Real Estate Roundtable and the UVA McIntire School of Commerce Foundation and on the executive committee of the American Hotel & Lodging Association.

Mr. Baltimore will receive compensation in accordance with Comcast’s 2002 Non-Employee Director Compensation Plan, as further described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 22, 2022, and has entered into the Company’s standard form of director indemnification agreement.

Item 9.01(d). Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	March 15, 2023	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary